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                                                                 EXHIBIT 10.3(b)
                                                                 ---------------

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                              EKCO GROUP, INC.
                             INDEMNITY AGREEMENT

                                  SCHEDULE
                                  --------

         Each of the following persons has an Indemnity Agreement with Ekco Group, Inc. which is identical in form to the foregoing Form of Indemnity Agreement except that agreements executed between February 17, 1987 and April 29, 1988 bear the former company name of Centronics Corporation and agreements executed before February 17, 1987 bear the former company name of Centronics Data Computer Corp.:

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                                            Present Position                           Date of
Name                                        With the Company                           Agreement
----                                        ----------------                           ---------
Stuart W. Cohen                             Vice President, Strategic                   06-12-95
                                            Planning & Business Develop-
                                            ment
Edmond M. Coller                            Former Director                             02-12-87
Richard J. Corbin                           Former Officer                              10-26-94
Donato A. DeNovellis                        Executive Vice President,                   10-26-94
                                            Finance & Administration,
                                            and Chief Financial Officer
Andrew D. Dunn                              Director                                    08-03-87
Ronald N. Fox                               Former Officer                              06-30-87
Neil R. Gordon                              Former Officer                              07-30-86
John T. Haran                               Vice President & Treasurer                  02-06-96
Thomas G. Kamp                              Former Director & Officer                   07-30-86
Michael D. Kaufman                          Former Director                             01-04-87
Robert W. Kilcullen, Jr.                    Former Director & Officer                   07-30-86
Milton C. Lauenstein                        Former Director                             08-18-87
T. Michael Long                             Director                                    05-18-93
Brian R. McQuesten                          Vice President & Controller                 07-30-86
Linda R. Millman                            Associate General Counsel                   01-01-92
                                            & Assistant Secretary
Kenneth J. Novack                           Former Director                             08-10-87
Stuart B. Ross                              Director                                    02-14-89
Harold J. Seigle                            Former Director                             08-03-87
Malcolm L. Sherman                          Director                                    05-25-95
Bill W. Sorenson                            Director                                    03-15-88
Herbert M. Stein                            Director                                    08-03-87
Robert Stein                                President & Chief                           07-30-86
                                            Executive Officer
Jeffrey A. Weinstein                        Executive Vice President,                   07-30-86
                                            Secretary & General Counsel

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